SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 8, 1997
                        (Date of earliest event reported)



                        COMMUNITY BANKSHARES INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)



           Virginia                       0-13100                 54-1290793
 (State or Other Jurisdiction     (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)

                200 North Sycamore Street                     23804
                   Petersburg, Virginia                     (Zip Code)
         (Address of Principal Executive Offices)



               Registrant's telephone number, including area code:
                                 (804) 861-2320







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Item 5.  Other Events.

    The press release issued by the Registrant on August 8, 1997 and attached hereto as Exhibit 99 is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)  Exhibits.

         99       Press release issued by the Registrant on August 8, 1997.



                                      -2-
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COMMUNITY BANKSHARES INCORPORATED
                                          (Registrant)



Date: August 8, 1997                      By: /s/ Nathan S. Jones, 3rd.
                                             -----------------------------------
                                          Nathan S. Jones, 3rd.
                                          President and Chief Executive Officer





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                                  Exhibit Index

Number            Document

99                Press release issued by the Registrant on August 8, 1997.